SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2003


                               GENERAL MILLS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-1185                    41-0274440
        --------                      ------                    ----------
(State of Incorporation)            (Commission               (IRS Employer
                                    File Number)            Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                                   55426
        (Mail:  P.O. Box 1113)                                (Mail:  55440)
        ----------------------                                --------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600

ITEM 5.   OTHER EVENTS.

         On January 21, 2003, the Registrant entered into Amendment No. 4 (the "Amendment") to a 364-Day Credit Agreement, dated January 24, 2001, (the "Credit Agreement") among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto. The Amendment extends the termination date of the Credit Agreement to January 21, 2004. As of January 21, 2003, commitments under the Credit Agreement totaled $1.1 billion. The text of the Credit Agreement was originally filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended February 25, 2001.

         Amendment No. 4 to the Credit Agreement is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  99.1 Amendment No. 4, dated as of January 21, 2003, to 364-Day Credit Agreement, dated as of January 24, 2001, among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto.

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 23, 2003

                               GENERAL MILLS, INC.


                               By:               /s/ Siri S. Marshall
                                    --------------------------------------------
                                    Name:     Siri S. Marshall
                                    Title:    Senior Vice President,
                                                    General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                       Description
------                       -----------



99.1 Amendment No. 4, dated as of January 21, 2003, to 364-Day Credit Agreement, dated as of January 24, 2001, among the Registrant, JPMorgan Chase Bank, as Administrative Agent, and the other financial institutions party thereto